UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21823

Pioneer Series Trust V

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: August 31, 2023

Date of reporting period: September 1, 2022 through August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Global Sustainable Equity Fund
Annual Report  |  August 31, 2023

A: GLOSX	C: GCSLX	K: PGEKX	R: PRGEX	Y: PGSYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
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We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
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Portfolio Management Discussion  |  8/31/23
In the following interview, portfolio managers Marco Pirondini, John Peckham, Brian Chen, Jeffrey Sacknowitz and Paul Jackson discuss the factors that influenced the performance of Pioneer Global Sustainable Equity Fund during the 12-month period ended August 31, 2023. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Peckham, a senior vice president and a portfolio manager at Amundi US, Mr. Chen, a senior vice president and a portfolio manager at Amundi US, Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, and Mr. Jackson, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform over the 12-month period ended August 31, 2023?
A	Pioneer Global Sustainable Equity Fund’s Class A shares returned 14.56% at net asset value during the 12-month period ended August 31, 2023, while the Fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index*, returned 15.60% and 13.95%, respectively. During the same period, the average return of the 162 mutual funds in Morningstar’s Global Large-Stock Value Funds category was 13.77%.
Q	How would you characterize the investment environment in the global equity markets during the 12-month period ended August 31, 2023?
A	As the period began, market participants had been focused on the degree to which persistently high inflation would lead the US
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Federal Reserve (Fed) and other central banks to feel compelled to continue tightening monetary policy, primarily by raising interest rates. September of 2022 saw a 0.75% increase in the Fed’s benchmark federal funds rate target range, which sent US Treasury yields sharply higher and to levels not seen since 2008. Rate increases from the European Central Bank (ECB) also signaled a normalization of monetary policy on a global scale, after years of much lower interest rates/softer policies. The Bank of Japan (BOJ) remained an outlier in maintaining an accommodative policy stance.
The fourth quarter of 2022 saw global equity markets rebound from September’s declines, with stocks in Europe, Japan, and the emerging markets outperforming US equities as investors anticipated a slowing pace of central-bank rate increases. At the same time, corporate earnings remained surprisingly resilient in certain sectors, despite slower economic growth and higher interest rates. After another 0.75% increase to the federal funds rate target range in November 2022, the Fed raised interest rates by just half a percentage point (0.50%) in December, and a quarter point (0.25%) in early February 2023, which helped boost the overall market outlook. The reversal of China’s “Zero-COVID” policy also contributed to improving investor sentiment. As a result, global equities moved higher heading into the new calendar year.
Equities began trending lower in February 2023 as officials from various central banks emphasized that inflationary pressures remained a concern, and further tightening of monetary policy might be required. March saw the failure of multiple US regional banks as well as the collapse of European financial giant Credit Suisse, which spurred fears of a banking crisis and led to the Fed’s instituting a special lending facility to support bank liquidity. At its March 23 meeting, the Fed increased the federal funds rate target by another 0.25%, a move generally interpreted by market participants as an indication that the Fed believed the financial system remained on solid footing.
As the 12-month period progressed, declining inflation data led investors to expect the interest-rate increases by central banks to end at some point in 2023. In addition, surprisingly resilient global economic growth data raised hopes that the world
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/235

economy would experience a “soft landing” – in which inflation is brought under control while economic growth remains positive – rather than a recession. As a result, most global equity indices finished the 12-month period with meaningful gains. China’s equity market was a notable exception, however, as the economic recovery in that country remained weaker than expected, even after the government’s relaxation of COVID-related restrictions.
Q	Would you review the Fund’s overall investment approach?
A	In managing the Fund, we employ an “all-weather” approach to investing in what we regard as high-quality global stocks trading at attractive valuations. Our investment strategy integrates top-down and bottom-up analysis, and seeks to identify attractive risk-adjusted opportunities on a global scale, with an emphasis in large-market-capitalization stocks. The Fund’s management team incorporates environmental, social, and governance (ESG) risk analysis in its investment decision-making process. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere to the Fund’s ESG criteria. For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons – consisting of cluster weapons, antipersonnel mines, nuclear weapons, and biological and chemical weapons – and the operation of thermal coal mines.
Q	Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund’s benchmark-relative performance during the 12-month period ended August 31, 2023?
A	During the 12-month period, both overall stock selection and sector allocation results were essentially neutral factors in the Fund’s benchmark-relative returns. Stock selection results within the financials sector benefited the Fund’s relative performance the most, while a portfolio underweight to consumer staples, as well as security selection results within that sector, also proved beneficial. In addition, a lack of Fund exposure to the real estate and utilities sectors aided benchmark-relative performance.
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Conversely, security selection results within information technology, and a benchmark-relative underweight to the sector, were the biggest drags on the Fund’s relative returns. Security selection results within the energy and health care sectors also lagged and detracted from the Fund’s benchmark-relative performance for the 12-month period.
Among individual holdings, positive contributions to the Fund’s relative returns were led by a position in ABN AMRO, as the Netherlands-based financial institution posted strong operating income results. In our view, ABN’s capital ratios reflect significant financial strength, and we believe the bank could benefit from improved net-interest margins driven by higher interest rates. A portfolio overweight position in Alphabet was another leading positive contributor to the Fund’s relative returns, as the Google parent company has come to be viewed by investors as a likely, prime beneficiary of the drive to exploit generative artificial intelligence in commercial applications. The Fund’s underweight position in Amazon.com also proved additive for relative performance, as the online retailing giant has seen slowing growth in its cloud services segment, given a reduction in corporate spending levels. A portfolio overweight to Eaton was another positive contributor to the Fund’s relative results, as the intelligent-power-management company produces electrical products that support the shift to electronic vehicles and other initiatives supported under the US government’s “Inflation Reduction Act.”
On the negative side, the Fund’s lack of exposure to semiconductor manufacturer NVIDIA was the most significant detractor from benchmark-relative returns for the 12-month period. The company’s stock price rose sharply over the period as NVIDIA announced an earnings beat and raised guidance, based largely on the deployment of its chips in the artificial intelligence space. A portfolio overweight position in US pharmaceutical giant Pfizer also detracted from the Fund’s benchmark-relative performance. While Pfizer has seen demand for its COVID-19 vaccines and treatment therapies decline as pandemic conditions have subsided, we still expect to see further progress on the company’s pipeline of drug-candidate treatments. Within the energy sector, a position in EQT was a notable laggard that
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/237

detracted from the Fund’s relative returns, with the unexpected weakness in natural gas prices weighing on the company’s results. Finally, Generac Holdings, a home-generator producer, was another detractor from the Fund’s relative results as the company’s generator production has outpaced installation capacity, leading to excess inventory. However, we continue to view Generac as well positioned to potentially benefit from secular growth in the generator market, while also taking market share from competitors.
Q	Did you employ derivatives in managing the Fund during the 12-month period ended August 31, 2023, and did those investments have an effect on performance?
A	During portions of the 12-month period, we employed derivatives in the Fund at a minimal level, including the writing of call options on some portfolio holdings. The use of derivatives had a negligible effect on the Fund’s performance. (Call options are a contractual agreement to purchase a stock at a pre-determined share price, for a pre-determined period of time, regardless of the share price on the date the options contract is exercised.)
Q	What is your outlook, and how is the Fund positioned heading into a new fiscal year?
A	The macroeconomic environment has grown increasingly difficult, and, in our view, a soft landing has become increasingly unlikely, while the risk of recession has grown. Slowing economic data has become more evident in Europe, but US data has been somewhat mixed as higher interest rates have slowed industrial production, while other parts of the economy, including the housing market, have remained robust ― further reinforcing the outlook for hawkish (tighter) monetary policy, though that outlook has not yet been fully reflected in equity prices.
Given those challenges, we have maintained a cautious stance and have continued to adhere to our “all weather” process, which leads us to seek out investments in what we view as quality stocks with attractive valuations. Over the past year, performance leadership within the equity markets has been very concentrated in a small number of stocks supported by investors' high expectations for artificial intelligence. In our view, that situation is not sustainable, and so we have maintained the
8Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

portfolio’s underweight positions in mega-cap growth stocks featuring excessive valuations. As a result, the portfolio is underweight to the US, the home to that particular market segment.
Furthermore, from a geographic standpoint, the Northeast Asia region continues to represent some of the Fund’s largest country overweights, including holdings in Korea and Japan, where large valuation discrepancies versus other regions have remained in place. We have continued to overweight the Fund to Japan, with a focus on multinational companies with new managements that appear to be committed to restructuring their business portfolios and emphasizing market-leading businesses, while de-emphasizing those businesses that have been underperforming. In our view, this trend, in conjunction with generally strong balance sheets, more shareholder-friendly policies, and extremely low valuations, has presented us with a good investment opportunity. Moreover, the weaker Japanese yen has increased the competitiveness of Japanese exporters.
The top-down investment themes on which we are focused have continued to guide us towards investing the portfolio in regions and sectors that we believe can perform well in an environment of higher interest rates, while at the same time reducing the Fund’s cyclical exposure. For example, we have increased the Fund’s allocation to the health care sector, as companies in the sector have tended to be less sensitive to changes in the macroeconomic environment and have been trading at compelling valuations. In addition, given the global shift towards monetary policy tightening, we have maintained the Fund’s exposures to what we believe are attractively valued, over-capitalized banks that focus on traditional banking services, especially in Europe, where the financial sector appears to be in solid shape. European banks have been generating strong profits; and, given their mix of high profitability and excess capital, those banks, in general, have been able to reward shareholders with significant dividends** and share buybacks.
We have also maintained the portfolio’s overweight to the energy sector across geographic regions. While commodity prices are
**	Dividends are not guaranteed.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/239

volatile, we view the energy sector as presenting a structural opportunity for investors. Globally, there has been an underinvestment in fossil fuels, and the OPEC+ nations appear to be disciplined in keeping a floor on crude oil prices. (The Organization of the Petroleum Exporting Countries Plus, or OPEC+, is a loosely affiliated entity consisting of the 13 OPEC members and 10 of the world's major non-OPEC oil-exporting nations. A price floor is the lowest amount at which a good or service may be sold and still function within the traditional supply-and-demand model.)
Within the energy sector, we have maintained the Fund’s exposure to natural gas companies. We expect natural gas prices to receive support over time, given that the commodity could be a key energy source during the transition to a lower-carbon energy future. Finally, the portfolio is underweight those areas of the market that seem most likely to feel the negative effects of higher rates and inflation, including the utilities and real estate sectors.
10Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Please refer to the Schedule of Investments on pages 22  - 27  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against
Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
ESG funds generally exclude corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe available to the fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-US currencies and the US dollar.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
The Fund may use derivatives, which may have a potentially large impact on Fund performance.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2311

Portfolio Summary  |  8/31/23
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
12Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

10 Largest Holdings

(As a percentage of total investments)*
1.	Alphabet, Inc., Class A	4.88%
2.	Pfizer, Inc.	4.11
3.	Cardinal Health, Inc.	3.45
4.	KB Financial Group, Inc.	3.34
5.	Shell Plc (A.D.R.)	3.23
6.	Amazon.com, Inc.	3.12
7.	CRH Plc	3.09
8.	UBS Group AG	3.08
9.	Sanofi	3.04
10.	Alibaba Group Holding, Ltd.	3.00

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2313

Prices and Distributions  |  8/31/23
Net Asset Value per Share
Class	8/31/23	8/31/22
A	$16.96	$15.69
C	$16.35	$15.23
K	$17.03	$15.71
R	$16.79	$15.58
Y	$17.09	$15.76

Distributions per Share: 9/1/22 - 8/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2188	$—	$0.7047
C	$0.1821	$—	$0.7047
K	$0.2418	$—	$0.7047
R	$0.1984	$—	$0.7047
Y	$0.2417	$—	$0.7047
Index Definitions
The Morgan Stanley Capital International (MSCI) World NR† Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World NR Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 15 - 19.
† NR (Net Return), which indicates that the returns for these indices approximate the minimum possible dividend reinvestment.
14Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.41%	8.76%	9.28%	8.56%
5 Years	8.55	7.27	8.33	7.46
1 Year	14.56	7.96	15.60	13.95
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
1.20%	1.15%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2315

Performance Update | 8/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of August 31, 2023)
Period	If Held	If Redeemed	MSCI World NR Index	MSCI All Country World NR Index
10 Years	8.57%	8.57%	9.28%	8.56%
5 Years	7.73	7.73	8.33	7.46
1 Year	13.71	12.71	15.60	13.95
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.91%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.83%	9.28%	8.56%
5 Years	9.02	8.33	7.46
1 Year	15.05	15.60	13.95
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.80%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2317

Performance Update | 8/31/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.12%	9.28%	8.56%
5 Years	8.15	8.33	7.46
1 Year	14.12	15.60	13.95
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
1.56%	1.55%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2024 for Class R shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
18Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.90%	9.28%	8.56%
5 Years	9.02	8.33	7.46
1 Year	15.06	15.60	13.95
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.92%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2319

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Equity Fund
Based on actual returns from March 1, 2023 through August 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,054.10	$1,050.80	$1,056.50	$1,052.00	$1,056.90
Expenses Paid During Period*	$5.64	$9.56	$3.63	$7.71	$3.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09%, 1.85%, 0.70%, 1.49%, and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
20Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2023 through August 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,019.71	$1,015.88	$1,021.68	$1,017.69	$1,021.68
Expenses Paid During Period*	$5.55	$9.40	$3.57	$7.58	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09%, 1.85%, 0.70%, 1.49%, and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2321

Schedule of Investments  |  8/31/23
Shares		Value
	UNAFFILIATED ISSUERS — 99.6%
	Common Stocks — 94.9% of Net Assets
	Aerospace & Defense — 1.8%
234,547	Hensoldt AG	$ 7,611,468
	Total Aerospace & Defense	$7,611,468

	Air Freight & Logistics — 1.0%
26,978	United Parcel Service, Inc., Class B	$ 4,570,073
	Total Air Freight & Logistics	$4,570,073

	Automobile Components — 0.7%
78,400	Bridgestone Corp.	$ 3,043,784
	Total Automobile Components	$3,043,784

	Automobiles — 1.4%
319,800	Subaru Corp.	$ 6,157,238
	Total Automobiles	$6,157,238

	Banks — 11.3%
759,517	ABN AMRO Bank NV (C.V.A.) (144A)	$ 11,195,067
383,803	FinecoBank Banca Fineco S.p.A.	5,255,948
690,324	Grupo Financiero Banorte S.A.B de CV, Class O	5,847,136
119,655	Hana Financial Group, Inc.	3,575,161
341,554	KB Financial Group, Inc.	13,885,696
174,434	Truist Financial Corp.	5,328,959
166,804	UniCredit S.p.A.	4,081,791
	Total Banks	$49,169,758

	Biotechnology — 0.3%
10,794(a)	BioNTech SE (A.D.R.)	$ 1,305,318
	Total Biotechnology	$1,305,318

	Broadline Retail — 7.2%
1,074,000(a)	Alibaba Group Holding, Ltd.	$ 12,476,824
93,948(a)	Amazon.com, Inc.	12,965,763
131,981	eBay, Inc.	5,910,109
	Total Broadline Retail	$31,352,696

	Capital Markets — 6.6%
95,275	Bank of New York Mellon Corp.	$ 4,274,989
105,429	Euronext NV (144A)	7,597,887
60,338	State Street Corp.	4,147,634
482,057	UBS Group AG	12,797,940
	Total Capital Markets	$28,818,450

	Communications Equipment — 2.2%
170,500	Cisco Systems, Inc.	$ 9,778,175
	Total Communications Equipment	$9,778,175

The accompanying notes are an integral part of these financial statements.
22Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Shares		Value
	Construction Materials — 3.0%
223,705	CRH Plc	$ 12,840,628
	Total Construction Materials	$12,840,628

	Consumer Staples Distribution & Retail — 2.2%
26,745 +#	Magnit PJSC	$ 84,817
229,000	Seven & i Holdings Co., Ltd.	9,398,685
	Total Consumer Staples Distribution & Retail	$9,483,502

	Diversified Telecommunication Services — 1.2%
237,281	Deutsche Telekom AG	$ 5,079,632
	Total Diversified Telecommunication Services	$5,079,632

	Electrical Equipment — 4.9%
43,234	Eaton Corp. Plc	$ 9,959,816
42,186(a)	Generac Holdings, Inc.	5,012,119
492,300	Mitsubishi Electric Corp.	6,438,965
	Total Electrical Equipment	$21,410,900

	Entertainment — 1.0%
36,464	Electronic Arts, Inc.	$ 4,374,951
	Total Entertainment	$4,374,951

	Financial Services — 1.3%
91,746(a)	PayPal Holdings, Inc.	$ 5,735,042
	Total Financial Services	$5,735,042

	Food Products — 1.3%
226,090	Associated British Foods Plc	$ 5,693,713
	Total Food Products	$5,693,713

	Health Care Equipment & Supplies — 1.2%
64,320	Medtronic Plc	$ 5,242,080
	Total Health Care Equipment & Supplies	$5,242,080

	Health Care Providers & Services — 5.0%
164,331	Cardinal Health, Inc.	$ 14,351,026
26,705	Cigna Group	7,377,524
	Total Health Care Providers & Services	$21,728,550

	Household Durables — 3.4%
525,300	Panasonic Holdings Corp.	$ 6,068,416
386,523	Persimmon Plc	5,198,480
41,000	Sony Group Corp.	3,411,585
	Total Household Durables	$14,678,481

	Household Products — 1.0%
58,715	Reckitt Benckiser Group Plc	$ 4,237,064
	Total Household Products	$4,237,064

The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2323

Schedule of Investments  |  8/31/23 (continued)
Shares		Value
	Insurance — 1.9%
63,539	Hartford Financial Services Group, Inc.	$ 4,563,371
17,055	Willis Towers Watson Plc	3,526,292
	Total Insurance	$8,089,663

	Interactive Media & Services — 4.7%
148,877(a)	Alphabet, Inc., Class A	$ 20,272,581
	Total Interactive Media & Services	$20,272,581

	IT Services — 4.1%
113,822	Cognizant Technology Solutions Corp., Class A	$ 8,150,793
64,600	International Business Machines Corp.	9,485,218
	Total IT Services	$17,636,011

	Metals & Mining — 1.7%
178,724	Teck Resources, Ltd., Class B	$ 7,384,876
	Total Metals & Mining	$7,384,876

	Oil, Gas & Consumable Fuels — 9.2%
510,486	Energy Transfer LP	$ 6,876,246
165,765	Occidental Petroleum Corp.	10,408,384
284,456	Range Resources Corp.	9,210,685
553,394 +#	Rosneft Oil Co. PJSC	160,694
215,953	Shell Plc (A.D.R.)	13,408,522
	Total Oil, Gas & Consumable Fuels	$40,064,531

	Pharmaceuticals — 6.8%
482,001	Pfizer, Inc.	$ 17,053,195
118,589	Sanofi	12,619,243
	Total Pharmaceuticals	$29,672,438

	Semiconductors & Semiconductor Equipment — 3.6%
106,358(a)	Advanced Micro Devices, Inc.	$ 11,244,168
53,045	Microchip Technology, Inc.	4,341,203
	Total Semiconductors & Semiconductor Equipment	$15,585,371

	Software — 1.3%
18,623	Oracle Corp.	$ 2,242,023
45,910(a)	Zoom Video Communications, Inc., Class A	3,260,987
	Total Software	$5,503,010

	Technology Hardware, Storage & Peripherals — 1.6%
185,688(a)	Pure Storage, Inc., Class A	$ 6,794,324
	Total Technology Hardware, Storage & Peripherals	$6,794,324

The accompanying notes are an integral part of these financial statements.
24Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Shares		Value
	Trading Companies & Distributors — 2.0%
139,346(a)	AerCap Holdings NV	$ 8,572,566
	Total Trading Companies & Distributors	$8,572,566

	Total Common Stocks (Cost $366,493,606)	$411,886,874

	Preferred Stock — 0.8% of Net Assets
	Technology Hardware, Storage & Peripherals — 0.8%
85,693(b)	Samsung Electronics Co., Ltd.	$ 3,499,612
	Total Technology Hardware, Storage & Peripherals	$3,499,612

	Total Preferred Stock (Cost $3,538,574)	$3,499,612

	SHORT TERM INVESTMENTS — 3.9% of Net Assets
	Open-End Fund — 3.9%
16,855,199(c)	Dreyfus Government Cash Management, Institutional Shares, 5.21%	$ 16,855,199
		$ 16,855,199

	TOTAL SHORT TERM INVESTMENTS (Cost $16,855,199)	$16,855,199

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.6% (Cost $386,887,379)	$432,241,685
	OTHER ASSETS AND LIABILITIES — 0.4%	$ 1,705,566
	net assets — 100.0%	$433,947,251

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At August 31, 2023, the value of these securities amounted to $18,792,954, or 4.3% of net assets.
(a)	Non-income producing security.
(b)	Issued as preference shares.
(c)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Magnit PJSC	7/23/2020	$1,857,587	$ 84,817
Rosneft Oil Co. PJSC	6/23/2021	4,456,752	160,694
Total Restricted Securities			$245,511
% of Net assets			0.1%
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2325

Schedule of Investments  |  8/31/23 (continued)
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
United States	50.0%
Japan	8.3%
United Kingdom	7.7%
Ireland	6.4%
South Korea	5.0%
Netherlands	4.5%
Germany	3.4%
Switzerland	3.1%
France	3.0%
China	3.0%
Italy	2.3%
Canada	1.8%
Mexico	1.4%
Other (individually less than 1%)	0.1%
100.0%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized (Depreciation)
USD	8,581,156	CNY	61,750,000	Goldman Sachs & Co.	2/21/24	$(16,741)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (16,741)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
CNY	— China Yuan Renminbi
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2023, aggregated $318,925,398 and $216,164,488, respectively.
At August 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $389,454,063 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 66,968,796
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(24,197,915)
Net unrealized appreciation	$ 42,770,881
The accompanying notes are an integral part of these financial statements.
26Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of August 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 7,611,468	$ —	$ 7,611,468
Automobile Components	—	3,043,784	—	3,043,784
Automobiles	—	6,157,238	—	6,157,238
Banks	11,176,095	37,993,663	—	49,169,758
Broadline Retail	18,875,872	12,476,824	—	31,352,696
Capital Markets	8,422,623	20,395,827	—	28,818,450
Construction Materials	—	12,840,628	—	12,840,628
Consumer Staples Distribution & Retail	—	9,398,685	84,817	9,483,502
Diversified Telecommunication Services	—	5,079,632	—	5,079,632
Electrical Equipment	14,971,935	6,438,965	—	21,410,900
Food Products	—	5,693,713	—	5,693,713
Household Durables	—	14,678,481	—	14,678,481
Household Products	—	4,237,064	—	4,237,064
Oil, Gas & Consumable Fuels	39,903,837	—	160,694	40,064,531
Pharmaceuticals	17,053,195	12,619,243	—	29,672,438
All Other Common Stocks	142,572,591	—	—	142,572,591
Preferred Stock	—	3,499,612	—	3,499,612
Open-End Fund	16,855,199	—	—	16,855,199
Total Investments in Securities	$ 269,831,347	$162,164,827	$ 245,511	$ 432,241,685
Other Financial Instruments
Net unrealized depreciation on forward foreign currency exchange contracts	$ —	$ (16,741)	$ —	$ (16,741)
Total Other Financial Instruments	$ —	$ (16,741)	$ —	$ (16,741)
During the year ended August 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2327

Statement of Assets and Liabilities  |  8/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $386,887,379)	$432,241,685
Foreign currencies, at value (cost $324,675)	324,079
Receivables —
Fund shares sold	184,717
Dividends	1,604,822
Interest	73,886
Due from the Adviser	6,102
Other assets	23,796
Total assets	$ 434,459,087
LIABILITIES:
Payables —
Fund shares repurchased	$ 247,686
Trustees' fees	2,850
Professional fees	84,087
Transfer agent fees	87,809
Registration fees	11,407
Unrealized depreciation on forward foreign currency exchange contracts	16,741
Management fees	23,092
Administrative expenses	12,290
Distribution fees	4,217
Accrued expenses	21,657
Total liabilities	$ 511,836
NET ASSETS:
Paid-in capital	$389,550,102
Distributable earnings	44,397,149
Net assets	$433,947,251
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $151,893,612/8,954,650 shares)	$ 16.96
Class C (based on $6,836,635/418,216 shares)	$ 16.35
Class K (based on $73,173,876/4,297,340 shares)	$ 17.03
Class R (based on $13,238,381/788,602 shares)	$ 16.79
Class Y (based on $188,804,747/11,049,581 shares)	$ 17.09
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $16.96 net asset value per share/100%-5.75% maximum sales charge)	$ 17.99
The accompanying notes are an integral part of these financial statements.
28Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Statement of Operations FOR THE YEAR ENDED 8/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $791,539)	$ 9,196,842
Interest from unaffiliated issuers	608,826
Total Investment Income		$ 9,805,668
EXPENSES:
Management fees	$ 2,325,457
Administrative expenses	156,867
Transfer agent fees
Class A	147,312
Class C	7,705
Class K	97
Class R	35,647
Class Y	129,924
Distribution fees
Class A	365,849
Class C	72,909
Class R	66,051
Shareowner communications expense	75,832
Custodian fees	19,383
Registration fees	123,459
Professional fees	125,964
Printing expense	44,495
Officers' and Trustees' fees	15,497
Insurance expense	3,238
Miscellaneous	148,060
Total expenses		$ 3,863,746
Less fees waived and expenses reimbursed by the Adviser		(602,617)
Net expenses		$ 3,261,129
Net investment income		$ 6,544,539
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (529,940)
Written options	451,701
Other assets and liabilities denominated in foreign currencies	(74,491)	$ (152,730)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$43,028,940
Forward foreign currency exchange contracts	(16,741)
Written options	(260,710)
Other assets and liabilities denominated in foreign currencies	17,823	$42,769,312
Net realized and unrealized gain (loss) on investments		$42,616,582
Net increase in net assets resulting from operations		$49,161,121
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2329

Statements of Changes in Net Assets
	Year Ended 8/31/23	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 6,544,539	$ 4,523,319
Net realized gain (loss) on investments	(152,730)	20,875,284
Change in net unrealized appreciation (depreciation) on investments	42,769,312	(52,311,151)
Net increase (decrease) in net assets resulting from operations	$ 49,161,121	$ (26,912,548)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.92 and $3.78 per share, respectively)	$ (8,249,417)	$ (30,531,823)
Class C ($0.88 and $3.64 per share, respectively)	(415,488)	(1,705,328)
Class K ($0.94 and $3.86 per share, respectively)	(4,485,079)	(12,634,885)
Class R ($0.90 and $3.71 per share, respectively)	(752,564)	(3,071,830)
Class Y ($0.94 and $3.85 per share, respectively)	(4,394,012)	(5,062,359)
Total distributions to shareowners	$ (18,296,560)	$ (53,006,225)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$168,900,126	$ 70,988,665
Reinvestment of distributions	17,940,672	51,700,728
Cost of shares repurchased	(73,440,130)	(46,589,103)
Net increase in net assets resulting from Fund share transactions	$113,400,668	$ 76,100,290
Net increase (decrease) in net assets	$144,265,229	$ (3,818,483)
NET ASSETS:
Beginning of year	$289,682,022	$293,500,505
End of year	$433,947,251	$ 289,682,022
The accompanying notes are an integral part of these financial statements.
30Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount
Class A
Shares sold	565,987	$ 9,156,433	425,274	$ 7,728,407
Reinvestment of distributions	517,580	8,074,394	1,723,939	29,878,393
Less shares repurchased	(1,156,009)	(18,586,650)	(1,226,935)	(21,877,800)
Net increase (decrease)	(72,442)	$ (1,355,823)	922,278	$ 15,729,000
Class C
Shares sold	52,023	$ 807,252	59,515	$ 1,065,102
Reinvestment of distributions	27,483	415,488	101,692	1,705,149
Less shares repurchased	(149,893)	(2,332,386)	(174,875)	(3,100,482)
Net decrease	(70,387)	$ (1,109,646)	(13,668)	$ (330,231)
Class K
Shares sold	748,608	$ 11,407,612	305,536	$ 4,744,861
Reinvestment of distributions	286,781	4,481,247	726,344	12,624,111
Less shares repurchased	(825,637)	(13,514,813)	(212,311)	(3,828,390)
Net increase	209,752	$ 2,374,046	819,569	$ 13,540,582
Class R
Shares sold	106,300	$ 1,707,543	159,846	$ 2,816,756
Reinvestment of distributions	48,592	752,505	178,778	3,071,729
Less shares repurchased	(209,167)	(3,333,451)	(331,917)	(5,761,050)
Net increase (decrease)	(54,275)	$ (873,403)	6,707	$ 127,435
Class Y
Shares sold	8,961,293	$145,821,286	3,246,855	$ 54,633,539
Reinvestment of distributions	269,090	4,217,038	253,622	4,421,346
Less shares repurchased	(2,194,449)	(35,672,830)	(709,514)	(12,021,381)
Net increase	7,035,934	$114,365,494	2,790,963	$ 47,033,504
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2331

Financial Highlights
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class A
Net asset value, beginning of period	$ 15.69	$ 21.08	$ 15.69	$ 13.56	$ 16.26
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.26	$ 0.26	$ 0.30	$ 0.15	$ 0.23
Net realized and unrealized gain (loss) on investments	1.93	(1.87)	5.24	2.12	(1.63)
Net increase (decrease) from investment operations	$ 2.19	$ (1.61)	$ 5.54	$ 2.27	$ (1.40)
Distributions to shareowners:
Net investment income	$ (0.22)	$ (0.35)	$ (0.15)	$ (0.14)	$ (0.08)
Net realized gain	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.92)	$ (3.78)	$ (0.15)	$ (0.14)	$ (1.30)
Net increase (decrease) in net asset value	$ 1.27	$ (5.39)	$ 5.39	$ 2.13	$ (2.70)
Net asset value, end of period	$ 16.96	$ 15.69	$ 21.08	$ 15.69	$ 13.56
Total return (b)	14.56%	(9.05)%(c)	35.53%	16.78%	(8.62)%(d)
Ratio of net expenses to average net assets	1.09%	1.10%	1.15%	1.15%	1.16%
Ratio of net investment income (loss) to average net assets	1.62%	1.45%	1.60%	1.05%	1.64%
Portfolio turnover rate	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$151,894	$141,637	$170,823	$135,175	$130,777
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.22%	1.20%	1.32%	1.39%	1.36%
Net investment income (loss) to average net assets	1.49%	1.35%	1.43%	0.81%	1.44%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.11)%.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)%.
The accompanying notes are an integral part of these financial statements.
32Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class C
Net asset value, beginning of period	$15.23	$20.57	$ 15.29	$13.20	$ 15.88
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.13	$ 0.12	$ 0.14	$ 0.04	$ 0.12
Net realized and unrealized gain (loss) on investments	1.87	(1.82)	5.14	2.05	(1.58)
Net increase (decrease) from investment operations	$ 2.00	$ (1.70)	$ 5.28	$ 2.09	$ (1.46)
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.21)	$ —	$ —	$ —
Net realized gain	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.88)	$ (3.64)	$ —	$ —	$ (1.22)
Net increase (decrease) in net asset value	$ 1.12	$ (5.34)	$ 5.28	$ 2.09	$ (2.68)
Net asset value, end of period	$16.35	$15.23	$ 20.57	$15.29	$ 13.20
Total return (b)	13.71%	(9.69)%(c)	34.53%	15.83%	(9.34)%(d)
Ratio of net expenses to average net assets	1.85%	1.82%	1.92%	1.91%	1.92%
Ratio of net investment income (loss) to average net assets	0.85%	0.71%	0.79%	0.28%	0.85%
Portfolio turnover rate	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$6,837	$7,440	$10,330	$9,970	$11,938
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.98%	1.91%	2.06%	2.10%	2.06%
Net investment income (loss) to average net assets	0.72%	0.62%	0.65%	0.09%	0.71%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.75)%.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)%.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2333

Financial Highlights  (continued)
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class K
Net asset value, beginning of period	$ 15.71	$ 21.10	$ 15.70	$ 13.56	$ 16.28
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.33	$ 0.33	$ 0.38	$ 0.21	$ 0.29
Net realized and unrealized gain (loss) on investments	1.93	(1.86)	5.24	2.14	(1.64)
Net increase (decrease) from investment operations	$ 2.26	$ (1.53)	$ 5.62	$ 2.35	$ (1.35)
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.43)	$ (0.22)	$ (0.21)	$ (0.15)
Net realized gain	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.94)	$ (3.86)	$ (0.22)	$ (0.21)	$ (1.37)
Net increase (decrease) in net asset value	$ 1.32	$ (5.39)	$ 5.40	$ 2.14	$ (2.72)
Net asset value, end of period	$ 17.03	$ 15.71	$ 21.10	$ 15.70	$ 13.56
Total return (b)	15.05%	(8.67)%(c)	36.10%	17.36%	(8.24)%(d)
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets	2.02%	1.85%	2.05%	1.50%	2.09%
Portfolio turnover rate	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$73,174	$64,215	$68,962	$53,826	$43,813
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.83%	0.80%	0.84%	0.89%	0.85%
Net investment income (loss) to average net assets	1.89%	1.75%	1.91%	1.31%	1.95%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (8.72)%.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)%.
The accompanying notes are an integral part of these financial statements.
34Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class R
Net asset value, beginning of period	$ 15.58	$ 20.95	$ 15.60	$ 13.47	$ 16.15
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.19	$ 0.22	$ 0.10	$ 0.17
Net realized and unrealized gain (loss) on investments	1.92	(1.85)	5.22	2.10	(1.60)
Net increase (decrease) from investment operations	$ 2.11	$ (1.66)	$ 5.44	$ 2.20	$ (1.43)
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.28)	$ (0.09)	$ (0.07)	$ (0.03)
Net realized gain	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.90)	$ (3.71)	$ (0.09)	$ (0.07)	$ (1.25)
Net increase (decrease) in net asset value	$ 1.21	$ (5.37)	$ 5.35	$ 2.13	$ (2.68)
Net asset value, end of period	$ 16.79	$ 15.58	$ 20.95	$ 15.60	$ 13.47
Total return (b)	14.12%	(9.33)%(c)	34.98%	16.38%	(8.98)%(d)
Ratio of net expenses to average net assets	1.49%	1.47%	1.54%	1.49%	1.55%
Ratio of net investment income (loss) to average net assets	1.21%	1.07%	1.20%	0.71%	1.24%
Portfolio turnover rate	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$13,238	$13,130	$17,520	$14,090	$15,706
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.62%	1.56%	1.68%	1.67%	1.73%
Net investment income (loss) to average net assets	1.08%	0.98%	1.06%	0.53%	1.06%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.39)%.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)%.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2335

Financial Highlights  (continued)
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class Y
Net asset value, beginning of period	$ 15.76	$ 21.15	$ 15.74	$ 13.61	$ 16.33
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.34	$ 0.34	$ 0.39	$ 0.21	$ 0.29
Net realized and unrealized gain (loss) on investments	1.93	(1.88)	5.25	2.14	(1.63)
Net increase (decrease) from investment operations	$ 2.27	$ (1.54)	$ 5.64	$ 2.35	$ (1.34)
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.42)	$ (0.23)	$ (0.22)	$ (0.16)
Net realized gain	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.94)	$ (3.85)	$ (0.23)	$ (0.22)	$ (1.38)
Net increase (decrease) in net asset value	$ 1.33	$ (5.39)	$ 5.41	$ 2.13	$ (2.72)
Net asset value, end of period	$ 17.09	$ 15.76	$ 21.15	$ 15.74	$ 13.61
Total return (b)	15.06%	(8.66)%(c)	36.10%	17.29%	(8.19)%(d)
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.72%
Ratio of net investment income (loss) to average net assets	2.10%	1.99%	2.06%	1.50%	2.06%
Portfolio turnover rate	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$188,805	$63,260	$25,865	$14,424	$16,765
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.95%	0.92%	0.97%	1.01%	0.98%
Net investment income (loss) to average net assets	1.85%	1.77%	1.79%	1.19%	1.80%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	The class action lawsuit did not have an impact on the total return.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)%.
The accompanying notes are an integral part of these financial statements.
36Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Notes to Financial Statements  |  8/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Global Sustainable Equity Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. Prior to February 15, 2022, the Fund was known as Pioneer Global Equity Fund.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares.  Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2337

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
38Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S.security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. These recommendations are applied in accordance with the Adviser’s (the valuation designee’s) valuation procedures.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2339

market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
40Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.
In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At August 31, 2023, the Fund deferred $616,552 of short-term Post-October losses, which will be recognized by the Fund as occurring at the start of the next fiscal year ending August 31, 2024.
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$ 4,660,305	$11,476,361
Long-term capital gains	13,636,255	41,529,864
Total	$18,296,560	$ 53,006,225
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2341

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 2,242,820
Net unrealized appreciation	42,770,881
Qualified late year loss deferral	(616,552)
Total	$44,397,149
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $8,932 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's
42Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2343

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The Adviser seeks to identify companies with sustainable business models, including by evaluating environmental, social and governance (ESG) practices. In keeping with this focus, the fund applies ESG criteria to its investments. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that adhere to the fund’s ESG criteria.
The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary
44Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in small- and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial
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owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
46Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

The average market value of written options for the year ended August 31, 2023 was $(55,987). There were no open written options contracts at August 31, 2023.
I.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
The average market value of forward foreign currency exchange contracts open during the year ended August 31, 2023 was $1,719,579 for sells. Open forward foreign currency exchange contracts outstanding at August 31, 2023 are listed in the Schedule of Investments.
J.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at August 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2347

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.15%, 2.15%, 0.70%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended August 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $23,092 in management fees payable to the Adviser at August 31, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended August 31, 2023, the Fund paid $15,497 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At August 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $2,850 and a payable for administrative expenses of $12,290, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
48Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$63,783
Class C	3,485
Class K	50
Class R	3,632
Class Y	4,882
Total	$75,832
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1  under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $4,217 in distribution fees payable to the Distributor at August 31, 2023.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2349

purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2023, CDSCs in the amount of $180 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended August 31, 2023, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the
50Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs & Co.	$—	$ —	$ —	$ —	$—
Total	$ —	$—	$—	$—	$ —
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Goldman Sachs & Co.	$ (16,741)	$ —	$ —	$ —	$ (16,741)
Total	$(16,741)	$—	$—	$—	$(16,741)
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount payable to the counterparty in the event of default.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2351

8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$16,741	$ —	$ —
Total Value	$—	$—	$16,741	$—	$—
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Options written	$ —	$ —	$ —	$ 451,701	$ —
Total Value	$—	$—	$ —	$ 451,701	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$ (16,741)	$ —	$ —
Options written	—	—	—	(260,710)	—
Total Value	$—	$—	$(16,741)	$(260,710)	$—
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2353

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust V and the Shareholders of Pioneer Global Sustainable Equity Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Global Sustainable Equity Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust V (the “Trust”)), including the schedule of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust V) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
October 30, 2023
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2355

Additional Information (unaudited)
For the year ended August 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
The Fund designated $13,636,255 as long-term capital gains distributions during the year ended August 31, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 45.46%.
For the fiscal year ended August 31, 2023, the Fund elected to pass through foreign tax credits of $791,539 and recognized foreign source income of $6,408,169.
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Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23 57

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
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Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2359

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
60Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2361

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
62Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2363

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
64Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2005. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/2365

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022 Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
66Pioneer Global Sustainable Equity Fund | Annual Report | 8/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19431-17-1023

Pioneer High Income Municipal Fund
Annual Report  |  August 31, 2023

A: PIMAX	C: HICMX	Y: HIMYX

visit us: www.amundi.com/us

Pioneer High Income Municipal Fund | Annual Report | 8/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer High Income Municipal Fund | Annual Report | 8/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Income Municipal Fund | Annual Report | 8/31/233

Portfolio Management Discussion  |  8/31/23
In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund* during the 12-month period ended August 31, 2023. Mr. Chirunga, Managing Director, Director of High-Yield Municipal Bonds, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the 12-month period ended August 31, 2023?
A	Pioneer High Income Municipal Fund’s Class A shares returned -3.41% at net asset value during the 12-month period ended August 31, 2023, while the Fund’s benchmark, the Bloomberg U.S. Municipal High Yield Bond Index (the Bloomberg Index), returned 0.52%. During the same period, the average return of the 197 mutual funds in Morningstar’s High-Yield Municipal Funds category was -0.67%.
Q	How would you describe the investment environment for municipal bonds during the 12-month period ended August 31, 2023?
A	High-yield municipal bonds, as measured by the Fund’s benchmark, Bloomberg Index, posted a narrow gain for the 12-month period, with the benefit of increased contributions to returns from income (driven in part by higher interest rates) helping to offset a decline in bond prices. The broader fixed-income market faced headwinds during the period, due to a combination of persistent inflation and uncertainty with regard to how long the U.S. Federal Reserve (Fed) would need to continue raising interest rates in order to curb said inflation. High-yield municipals faced additional pressure during the period as market participants worried about slowing economic growth and the potential effect such a scenario would have on state and local tax revenues. That factor contributed to the underperformance of the Bloomberg Index when measured against the investment-grade Bloomberg Municipal Bond Index, which returned 1.70% for the 12-month period.
*	The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Pioneer High Income Municipal Portfolio (the “Portfolio”), which has the same investment objective and policies as the Fund. Unless otherwise indicated, references to the Fund include the Portfolio.
4Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Despite the uneven performance, the municipal bond market continued to receive strong support during the period from ongoing strength in underlying credit quality. State tax revenues have remained near record highs, allowing many issuers to build up reserves in order to strengthen their financial positions ahead of a possible slowdown in economic growth. In addition, the supply-and-demand dynamic in the municipal market was quite supportive. Investors’ demand for municipals has remained robust in a continued higher-yield environment, and the strong cash positions of issuers as well as general caution about the economy kept new-issue supply in the market relatively limited over the 12-month period.
Q	What factors affected the Fund’s performance relative to the Bloomberg Index during the 12-month period ended August 31, 2023?
A	The Fund’s significant underweight to bonds issued by the Commonwealth of Puerto Rico was the primary reason for the shortfall in benchmark-relative performance during the 12-month period. The Fund’s weighting to Puerto Rico’s bonds, which performed well during the period, stood at roughly 3% of invested assets, while the Commonwealth’s weighting in the Bloomberg Index was at approximately 17%. In addition, the portfolio’s underweight allocations to state general obligation debt and to the water-and-sewer sector detracted from the Fund’s benchmark-relative returns for the period. On the other hand, the Fund’s benchmark-relative results benefited from modest allocations to bonds in the housing and leasing sectors, and from a relative underweight to the transportation sector.
At the individual security level, key positive contributors to the Fund’s benchmark-relative returns for the period included holdings of Buckeye (Ohio) tobacco Master Settlement Agreement (MSA) revenue bonds and Puerto Rico Sales Tax Financing Corporation revenue bonds. Notable individual detractors from the Fund’s relative performance included positions in Oroville (California) revenue bonds and New Jersey Economic Development Authority revenue bonds.
With regard to tobacco MSA bonds, we have found the bonds to be attractive investments, not only for their potential to enhance
Pioneer High Income Municipal Fund | Annual Report | 8/31/235

performance, but also for the benefits received by the settling states that have issued tobacco bonds since the establishment of the MSA between the settling states and the tobacco-related companies several years ago. Those benefits have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths.
Q	Did the Fund’s distributions** to shareholders change during the 12-month period ended August 31, 2023?
A	The Fund’s monthly distribution rate experienced a slight increase over the 12-month period, reflecting improved yield opportunities resulting from falling bond prices. (Bond prices and yields tend to move in opposite directions.)
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended August 31, 2023?
A	No, the Fund had no exposure to derivatives during the period.
Q	What were some notable aspects of the Fund’s positioning as of August 31, 2023?
A	As of period-end, the Fund was overweight versus the benchmark to the tobacco and charter school sectors, based on our belief that both areas of the municipal bond market were poised for continued outperformance. We made slight increases to the portfolio’s allocations to both sectors over the course of the 12-month period. Conversely, we have maintained the Fund’s benchmark-relative underweight to Puerto Rico’s debt, due to our concerns regarding the Commonwealth’s sensitivity to economic cycles, the ebbs and flows of the tourism industry, and hurricanes.
Q	What is your investment outlook?
A	We believe the high-yield municipal market has continued to offer very compelling valuations following an extended period of uncertainty about both inflation and the economic outlook. As of
**	Distributions are not guaranteed.
6Pioneer High Income Municipal Fund | Annual Report | 8/31/23

period-end, the bonds of issuers with historically strong credit profiles were valued at attractive tax-exempt yields in excess of 5% and even higher. In addition, default rates in the municipal bond market have remained modest relative to the default rates in the corporate bond market. We are also encouraged by the prospect of moderate new-issue supply that could remain well balanced by continued strength on the investor-demand side.
As is always the case, headline news events have had a minimal effect on our day-to-day approach to managing the portfolio. Our goal is to invest the Fund in what we believe are fundamentally sound credits with attractive yields, while maintaining an appropriate level of portfolio diversification***. We also seek to avoid experiencing defaults in the portfolio through our emphasis on fundamental research. We believe this steady, long-term approach remains the most effective way to identify opportunities and to help minimize the risk associated with investing in the high-yield municipal market.
***	Diversification does not assure a profit nor protect against loss.
Pioneer High Income Municipal Fund | Annual Report | 8/31/237

Please refer to the Schedule of Investments on pages 42  - 59  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). Publication of most LIBOR settings has ceased on a representative basis. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
8Pioneer High Income Municipal Fund | Annual Report | 8/31/23

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer High Income Municipal Fund | Annual Report | 8/31/239

Portfolio Summary  |  8/31/23
Portfolio Diversification(a)

(As a percentage of total investments)*
State Diversification(a)

(As a percentage of total investments)*
10Pioneer High Income Municipal Fund | Annual Report | 8/31/23

10 Largest Holdings(a)

(As a percentage of total investments)*
1.	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B2, 5.00%, 6/1/55	3.62%
2.	Golden State Tobacco Securitization Corp., Series A1, 4.214%, 6/1/50	3.49
3.	Tobacco Settlement Financing Corp., Series B1, 5.00%, 6/1/47	2.99
4.	Arkansas Development Finance Authority, Big River Steel Project, 4.50%, 9/1/49 (144A)	2.54
5.	New York Counties Tobacco Trust IV, Settlement pass through, Series A, 5.00%, 6/1/45	2.35
6.	TSASC, Inc., Series B, 5.00%, 6/1/48	2.22
7.	TSASC, Inc., Series B, 5.00%, 6/1/45	2.01
8.	Dominion Water & Sanitation District, 5.875%, 12/1/52	1.95
9.	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.25%, 12/1/56 (144A)	1.91
10.	City of Hammond, Custodial Receipts Cabelas Project, 7.50%, 2/1/29 (144A)	1.90
(a)	The Fund invests as a feeder fund in Pioneer High Income Municipal Portfolio (the "Portfolio"), and owns a pro rata interest in the Portfolio's net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at August 31, 2023 are based on the holdings of the Portfolio. For more complete details about the Portfolio's investment portfolio, see page 41.
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2311

Prices and Distributions  |  8/31/23
Net Asset Value per Share
Class	8/31/23	8/31/22
A	$6.04	$6.54
C	$6.05	$6.55
Y	$5.96	$6.46

Distributions per Share: 9/1/22 - 8/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2810	$—	$—
C	$0.2326	$—	$—
Y	$0.2940	$—	$—
Index Definitions
The Bloomberg U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on page 13 - 15.
12Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	3.05%	2.58%	4.73%
5 Years	0.20	-0.73	2.37
1 Year	-3.41	-7.78	0.52
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.85%	0.82%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2313

Performance Update | 8/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Returns (As of August 31, 2023)
Period	If Held	If Redeemed	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	2.28%	2.28%	4.73%
5 Years	-0.54	-0.54	2.37
1 Year	-4.14	-5.07	0.52
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
1.61%	1.59%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	3.27%	4.73%
5 Years	0.46	2.37
1 Year	-3.24	0.52
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.68%	0.55%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2315

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on actual returns from March 1, 2023 through August 31, 2023.
Share Class*	A	C	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$981.00	$977.30	$983.40
Expenses Paid During Period**	$4.09	$7.92	$2.75

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.59%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
16Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2023 through August 31, 2023.
Share Class*	A	C	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,021.07	$1,017.19	$1,022.43
Expenses Paid During Period**	$4.18	$8.08	$2.80

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.59%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
Pioneer High Income Municipal Fund | Annual Report | 8/31/2317

Statement of Assets and Liabilities   |  8/31/23
ASSETS:
Investments in Pioneer High Income Municipal Portfolio, at value	$1,312,780,323
Receivables —
Fund shares sold	3,839,305
Due from the Adviser	8,040
Other assets	28,585
Total assets	$1,316,656,253
LIABILITIES:
Payables —
Distributions	$ 766,344
Trustees' fees	16,986
Professional fees	182,132
Transfer agent fees	247,144
Management fees	51,544
Administrative expenses	175,029
Distribution fees	16,816
Accrued expenses	61,819
Total liabilities	$ 1,517,814
NET ASSETS:
Paid-in capital	$1,709,460,154
Distributable earnings (loss)	(394,321,715)
Net assets	$1,315,138,439
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $451,572,754/74,754,881 shares)	$ 6.04
Class C (based on $93,368,133/15,434,879 shares)	$ 6.05
Class Y (based on $770,197,552/129,294,066 shares)	$ 5.96
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.04 net asset value per share/100%-4.50% maximum sales charge)	$ 6.32
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
18Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Statement of Operations FOR THE YEAR ENDED 8/31/23
INVESTMENT INCOME:
Income allocated from Pioneer High Income Municipal Portfolio:
Interest Income	$77,534,769
Expenses	(353,722)
Net Investment Income allocated from Pioneer High Income Municipal Portfolio	77,181,047
Total Investment Income		$ 77,181,047
EXPENSES:
Management fees	$ 6,850,714
Administrative expenses	421,238
Transfer agent fees
Class A	114,540
Class C	45,309
Class Y	902,161
Distribution fees
Class A	1,208,817
Class C	1,041,466
Shareowner communications expense	44,395
Custodian fees	5,180
Registration fees	185,200
Professional fees	1,063,236
Printing expense	34,428
Officers' and Trustees' fees	96,651
Insurance expense	16,625
Miscellaneous	149,376
Total expenses		$ 12,179,336
Less fees waived and expenses reimbursed by the Adviser		(2,223,151)
Net expenses		$ 9,956,185
Net investment income		$ 67,224,862
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Allocated from Pioneer High Income Municipal Portfolio:
Investments		$ (71,899,942)
Change in net unrealized appreciation (depreciation) allocated from Pioneer High Income Municipal Portfolio:
Investments		$ (49,143,816)
Net realized and unrealized gain (loss) on investments		$(121,043,758)
Net decrease in net assets resulting from operations		$ (53,818,896)
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2319

Statements of Changes in Net Assets
	Year Ended 8/31/23	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 67,224,862	$ 71,170,031
Net realized gain (loss)	(71,899,942)	(49,557,527)
Change in net unrealized appreciation (depreciation)	(49,143,816)	(223,691,053)
Net decrease in net assets resulting from operations	$ (53,818,896)	$ (202,078,549)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.28 and $0.26 per share, respectively)	$ (21,599,579)	$ (22,151,265)
Class C ($0.23 and $0.21 per share, respectively)	(3,842,717)	(4,196,065)
Class Y ($0.29 and $0.28 per share, respectively)	(40,348,623)	(45,350,630)
Total distributions to shareowners	$ (65,790,919)	$ (71,697,960)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 631,782,548	$ 963,629,974
Reinvestment of distributions	55,539,327	59,507,077
Cost of shares repurchased	(870,271,948)	(1,191,329,687)
Net decrease in net assets resulting from Fund share transactions	$ (182,950,073)	$ (168,192,636)
Net decrease in net assets	$ (302,559,888)	$ (441,969,145)
NET ASSETS:
Beginning of year	$1,617,698,327	$ 2,059,667,472
End of year	$1,315,138,439	$ 1,617,698,327
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
20Pioneer High Income Municipal Fund | Annual Report | 8/31/23

	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount
Class A
Shares sold	24,386,511	$ 153,379,380	26,700,529	$ 187,608,039
Reinvestment of distributions	3,044,012	19,019,677	2,797,760	19,754,981
Less shares repurchased	(32,826,925)	(206,085,725)	(35,773,589)	(249,823,358)
Net decrease	(5,396,402)	$ (33,686,668)	(6,275,300)	$ (42,460,338)
Class C
Shares sold	1,934,850	$ 12,217,334	2,250,191	$ 15,985,504
Reinvestment of distributions	571,556	3,577,121	539,454	3,814,408
Less shares repurchased	(5,025,517)	(31,532,856)	(6,286,643)	(44,050,127)
Net decrease	(2,519,111)	$ (15,738,401)	(3,496,998)	$ (24,250,215)
Class Y
Shares sold	75,219,655	$ 466,185,834	109,524,420	$ 760,036,431
Reinvestment of distributions	5,344,166	32,942,529	5,146,258	35,937,688
Less shares repurchased	(102,408,699)	(632,653,367)	(130,332,898)	(897,456,202)
Net decrease	(21,844,878)	$(133,525,004)	(15,662,220)	$(101,482,083)
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2321

Financial Highlights
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21(a)	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)
Class A
Net asset value, beginning of period	$ 6.54	$ 7.56	$ 7.23	$ 7.56	$ 7.36
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.29	$ 0.26	$ 0.27	$ 0.27	$ 0.35
Net realized and unrealized gain (loss) on investments	(0.51)	(1.02)	0.32	(0.30)	0.21
Net increase (decrease) from investment operations	$ (0.22)	$ (0.76)	$ 0.59	$ (0.03)	$ 0.56
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.26)	$ (0.26)	$ (0.30)	$ (0.36)
Total distributions	$ (0.28)	$ (0.26)	$ (0.26)	$ (0.30)	$ (0.36)
Net increase (decrease) in net asset value	$ (0.50)	$ (1.02)	$ 0.33	$ (0.33)	$ 0.20
Net asset value, end of period	$ 6.04	$ 6.54	$ 7.56	$ 7.23	$ 7.56
Total return (c)	(3.41)%	(10.20)%	8.36%	(0.41)%	7.87%
Ratio of net expenses to average net assets	0.82%(d)	0.82%(d)	0.81%(d)	0.82%	0.83%
Ratio of net investment income (loss) to average net assets	4.57%	3.68%	3.60%	3.71%	4.81%
Portfolio turnover rate	37%(e)	38%(e)	24%(f)	73%	20%
Net assets, end of period (in thousands)	$451,573	$524,429	$653,216	$631,922	$545,014
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.91%(d)	0.85%(d)	0.82%(d)	0.82%	0.85%
Net investment income (loss) to average net assets	4.48%	3.65%	3.59%	3.71%	4.79%
(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(e)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(f)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
22Pioneer High Income Municipal Fund | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21(a)	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)
Class C
Net asset value, beginning of period	$ 6.55	$ 7.57	$ 7.24	$ 7.56	$ 7.36
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.24	$ 0.21	$ 0.21	$ 0.22	$ 0.35
Net realized and unrealized gain (loss) on investments	(0.51)	(1.02)	0.33	(0.30)	0.15
Net increase (decrease) from investment operations	$ (0.27)	$ (0.81)	$ 0.54	$ (0.08)	$ 0.50
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.21)	$ (0.21)	$ (0.24)	$ (0.30)
Total distributions	$ (0.23)	$ (0.21)	$ (0.21)	$ (0.24)	$ (0.30)
Net increase (decrease) in net asset value	$ (0.50)	$ (1.02)	$ 0.33	$ (0.32)	$ 0.20
Net asset value, end of period	$ 6.05	$ 6.55	$ 7.57	$ 7.24	$ 7.56
Total return (c)	(4.14)%	(10.88)%	7.53%	(1.03)%	7.05%
Ratio of net expenses to average net assets	1.59%(d)	1.58%(d)	1.58%(d)	1.59%	1.60%
Ratio of net investment income (loss) to average net assets	3.80%	2.91%	2.84%	2.95%	4.07%
Portfolio turnover rate	37%(e)	38%(e)	24%(f)	73%	20%
Net assets, end of period (in thousands)	$93,368	$117,641	$162,278	$190,279	$175,156
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.68%(d)	1.61%(d)	1.59%(d)	1.59%	1.61%
Net investment income (loss) to average net assets	3.71%	2.88%	2.83%	2.95%	4.06%
(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(e)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(f)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2323

Financial Highlights (continued)
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21(a)	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)
Class Y
Net asset value, beginning of period	$ 6.46	$ 7.46	$ 7.14	$ 7.46	$ 7.26
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.30	$ 0.28	$ 0.28	$ 0.29	$ 0.35
Net realized and unrealized gain (loss) on investments	(0.51)	(1.00)	0.32	(0.30)	0.22
Net increase (decrease) from investment operations	$ (0.21)	$ (0.72)	$ 0.60	$ (0.01)	$ 0.57
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.28)	$ (0.28)	$ (0.31)	$ (0.37)
Total distributions	$ (0.29)	$ (0.28)	$ (0.28)	$ (0.31)	$ (0.37)
Net increase (decrease) in net asset value	$ (0.50)	$ (1.00)	$ 0.32	$ (0.32)	$ 0.20
Net asset value, end of period	$ 5.96	$ 6.46	$ 7.46	$ 7.14	$ 7.46
Total return (c)	(3.24)%	(9.87)%	8.54%	(0.08)%	8.18%
Ratio of net expenses to average net assets	0.55%(d)	0.55%(d)	0.55%(d)	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	4.84%	3.94%	3.85%	3.97%	4.99%
Portfolio turnover rate	37%(e)	38%(e)	24%(f)	73%	20%
Net assets, end of period (in thousands)	$770,198	$975,628	$1,244,174	$947,119	$787,800
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.75%(d)	0.68%(d)	0.67%(d)	0.64%	0.66%
Net investment income (loss) to average net assets	4.64%	3.81%	3.73%	3.88%	4.88%
(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(e)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(f)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
24Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Notes to Financial Statements  |  8/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer High Income Municipal Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
Effective December 21, 2020, the Fund began investing all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Portfolio is registered under the 1940 Act as a diversified, open-end management investment company. At August 31, 2023, the Fund owned approximately 99.999% of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Portfolio for additional information regarding significant accounting policies that affect the Fund.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including
Pioneer High Income Municipal Fund | Annual Report | 8/31/2325

with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the investment adviser of the Fund and the Portfolio (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
26Pioneer High Income Municipal Fund | Annual Report | 8/31/23

A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report. Disclosure about the classification of fair value measurements is presented in a tabular format, following the Portfolio's Schedule of Investments.
B.	Investment Income and Transactions
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date.
The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2327

At August 31, 2023, the Fund reclassified $1,695,988 to increase distributable earnings and $1,695,988 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At August 31, 2023, the Fund was permitted to carry forward indefinitely $132,033,479 of short-term losses and $102,442,756 of long-term losses.
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Tax-exempt income	$64,630,274	$69,559,811
Ordinary income	1,354,326	2,148,481
Total	$65,984,600	$71,708,292
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 13,741,460
Capital loss carryforward	(234,476,235)
Current year dividend payable	(766,344)
Net unrealized depreciation	(172,820,596)
Total	$(394,321,715)
At August 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,485,600,919 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 76,099,529
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(248,920,125)
Net unrealized depreciation	$(172,820,596)
The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds and the tax treatment of amortization.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $14,907 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2023.
28Pioneer High Income Municipal Fund | Annual Report | 8/31/23

E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The Fund invests substantially all of its assets in the Portfolio. Following are risks related to the Portfolio’s investments.
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have
Pioneer High Income Municipal Fund | Annual Report | 8/31/2329

experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax (“municipal securities”).
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be
30Pioneer High Income Municipal Fund | Annual Report | 8/31/23

reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these
Pioneer High Income Municipal Fund | Annual Report | 8/31/2331

factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that
32Pioneer High Income Municipal Fund | Annual Report | 8/31/23

certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.82%, 1.59% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2024. There can be no assurance that the Adviser will extend the expense limitations beyond such
Pioneer High Income Municipal Fund | Annual Report | 8/31/2333

time. Net expenses for a class may exceed the applicable expense limitation to the extent that the Fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board of Trustees. Fees waived and expenses reimbursed during the year ended August 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $51,544 in management fees payable to the Adviser at August 31, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended August 31, 2023, the Fund paid $96,651 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At August 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $16,986 and a payable for administrative expenses of $175,029, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$14,226
Class C	3,869
Class Y	26,300
Total	$44,395
34Pioneer High Income Municipal Fund | Annual Report | 8/31/23

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $16,816 in distribution fees payable to the Distributor at August 31, 2023.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2023, CDSCs in the amount of $35,489 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended August 31, 2023, the Fund had no borrowings under the credit facility.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2335

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust V and the Shareholders of Pioneer High Income Municipal Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust V (the “Trust”)) as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust V) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
36Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
October 30, 2023
Pioneer High Income Municipal Fund | Annual Report | 8/31/2337

Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 100.00%.
38Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer High Income Municipal Fund | Annual Report | 8/31/23 39

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee noted that the Fund currently invests substantially all of its assets in Pioneer High Income Municipal Portfolio, which currently maintains a Highly Liquid Investment Minimum.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
40Pioneer High Income Municipal Fund | Annual Report | 8/31/23

(The following financial statements of Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2341

Schedule of Investments  |  8/31/23
Pioneer High Income Municipal Portfolio
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 96.5%
	Municipal Bonds — 95.8% of Net Assets(a)
	Alabama — 0.3%
4,525,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 4,471,515
	Total Alabama	$ 4,471,515

	Arizona — 1.7%
1,725,000	Arizona Industrial Development Authority, Doral Academy Nevada Fire Mesa, Series A, 5.00%, 7/15/39	$ 1,604,284
1,675,000	Arizona Industrial Development Authority, Doral Academy Nevada Fire Mesa, Series A, 5.00%, 7/15/49	1,520,867
125,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/27 (144A)	118,666
265,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/41 (144A)	210,270
1,115,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/51 (144A)	793,646
1,040,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/56 (144A)	709,831
12,595,000	Industrial Development Authority of the City of Phoenix, 3rd & Indian School Assisted Living Project, 5.40%, 10/1/36	10,897,194
1,000,000	Industrial Development Authority of the County of Pima, Facility Desert Heights Charter, 7.00%, 5/1/34	1,017,880
3,000,000	Industrial Development Authority of the County of Pima, Facility Desert Heights Charter, 7.25%, 5/1/44	3,050,340
1,810,000	Tempe Industrial Development Authority, Series A, 6.125%, 10/1/47 (144A)	1,105,566
2,400,000	Tempe Industrial Development Authority, Series A, 6.125%, 10/1/52 (144A)	1,391,088
	Total Arizona	$ 22,419,632

The accompanying notes are an integral part of these financial statements.
42Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Arkansas — 3.5%
35,000,000	Arkansas Development Finance Authority, Big River Steel Project, 4.50%, 9/1/49 (144A)	$ 32,187,750
14,500,000	Arkansas Development Finance Authority, Green Bond, 5.45%, 9/1/52	14,072,395
	Total Arkansas	$ 46,260,145

	California — 15.2%
1,755,000	California County Tobacco Securitization Agency, 5.00%, 6/1/50	$ 1,719,953
60,000	California County Tobacco Securitization Agency, Asset-Backed, Series A, 5.875%, 6/1/43	60,201
1,370,000	California County Tobacco Securitization Agency, Golden Gate Tobacco Settlement, Series A, 5.00%, 6/1/47	1,254,345
185,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/36 (144A)	186,868
2,000,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/46 (144A)	1,898,640
2,000,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/54 (144A)	1,847,640
2,910,000	California Municipal Finance Authority, Series B, 4.75%, 12/1/31 (144A)	2,629,301
6,115,000	California Municipal Finance Authority, Series B, 5.25%, 12/1/36 (144A)	5,444,674
4,530,000	California Municipal Finance Authority, Series B, 5.50%, 12/1/39 (144A)	4,018,654
2,000,000	California Municipal Finance Authority, Baptist University, Series A, 5.00%, 11/1/46 (144A)	1,848,800
8,350,000	California Municipal Finance Authority, Baptist University, Series A, 5.50%, 11/1/45 (144A)	8,195,024
250,000	California Municipal Finance Authority, John Adams Academics Project, Series A, 5.00%, 10/1/35	252,835
1,550,000	California Municipal Finance Authority, John Adams Academics Project, Series A, 5.25%, 10/1/45	1,567,313
500,000	California Municipal Finance Authority, Santa Rosa Academy Project, 5.125%, 7/1/35 (144A)	500,735
1,575,000	California Municipal Finance Authority, Santa Rosa Academy Project, 5.375%, 7/1/45 (144A)	1,613,383
280,000	California School Finance Authority, Stem Preparatory Schools, Series A, 5.00%, 6/1/43 (144A)	270,183
500,000	California School Finance Authority, Stem Preparatory Schools, Series A, 5.125%, 6/1/53 (144A)	469,250
1,000,000	California School Finance Authority, Stem Preparatory Schools, Series A, 5.375%, 5/1/63 (144A)	945,300
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2343

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	California — (continued)
100,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 4.75%, 10/1/24	$ 99,183
830,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 5.625%, 10/1/34	823,028
3,175,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 5.875%, 10/1/44	3,128,613
1,000,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 6.00%, 10/1/49	945,910
3,230,000	California School Finance Authority, View Park High School, Series A, 7.125%, 10/1/48 (144A)	3,240,078
1,875,000	California Statewide Communities Development Authority, Baptist University, Series A, 5.00%, 11/1/41 (144A)	1,802,175
1,560,000	California Statewide Communities Development Authority, Baptist University, Series A, 6.125%, 11/1/33 (144A)	1,562,855
4,030,000	California Statewide Communities Development Authority, Baptist University, Series A, 6.375%, 11/1/43 (144A)	4,035,118
5,475,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.25%, 12/1/43 (144A)	5,217,292
6,165,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/54	6,188,612
20,760,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/58 (144A)	19,816,043
3,500,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.00%, 12/1/46 (144A)	3,289,020
25,320,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.25%, 12/1/56 (144A)	24,245,166
700,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/34	420,840
6,980,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/39	4,197,213
34,720,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	20,899,704
31,800,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	19,145,190
64,000,000	Golden State Tobacco Securitization Corp., Series A1, 4.214%, 6/1/50	44,277,760
The accompanying notes are an integral part of these financial statements.
44Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	California — (continued)
2,500,000(b)	Pittsburg Unified School District Financing Authority, Capital Appreciation General Obligation Pittsburg, 9/1/41 (AGM Insured)	$ 1,135,250
1,925,000(b)	Pittsburg Unified School District Financing Authority, Capital Appreciation General Obligation Pittsburg, 9/1/42 (AGM Insured)	834,025
	Total California	$ 200,026,174

	Colorado — 7.4%
4,535,000(c)	2000 Holly Metropolitan District, Series A, 5.00%, 12/1/50	$ 3,951,572
577,000(c)	2000 Holly Metropolitan District, Series B, 7.50%, 12/15/50	526,778
3,000,000	Aerotropolis Regional Transportation Authority, 4.375%, 12/1/52	2,265,390
1,735,000(c)	Belleview Village Metropolitan District, 4.95%, 12/1/50	1,429,866
1,250,000(c)	Cottonwood Highlands Metropolitan District No. 1, Series A, 5.00%, 12/1/49	1,125,425
2,090,000(c)	Cottonwood Highlands Metropolitan District No. 1, Series B, 8.75%, 12/15/49	2,108,643
4,090,000(c)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	4,052,945
26,000,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	24,719,500
8,425,000(c)	Green Valley Ranch East Metropolitan District No. 6, Series A, 5.875%, 12/1/50	8,105,945
15,270,000(c)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	14,145,975
5,261,000(c)	Littleton Village Metropolitan District No. 2, 5.375%, 12/1/45	5,107,642
1,125,000	Nine Mile Metropolitan District, 4.625%, 12/1/30	1,060,515
9,760,000	Nine Mile Metropolitan District, 5.125%, 12/1/40	9,151,952
1,000,000	Rampart Range Metropolitan District No 5, 4.00%, 12/1/51	683,480
1,000,000(c)	Ridgeline Vista Metropolitan District, Series A, 5.25%, 12/1/60	912,510
2,000,000(c)	Settler's Crossing Metropolitan District No. 1, Series A, 5.00%, 12/1/40 (144A)	1,838,580
3,760,000(c)	Settler's Crossing Metropolitan District No. 1, Series A, 5.125%, 12/1/50 (144A)	3,235,818
597,000(c)	Settler's Crossing Metropolitan District No. 1, Series B, 7.625%, 12/15/50	584,081
1,722,000(c)	Village at Dry Creek Metropolitan District No. 2, 4.375%, 12/1/44	1,483,675
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2345

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Colorado — (continued)
1,246,000(c)	Villas Metropolitan District, Series A, 5.125%, 12/1/48	$ 1,132,427
4,280,000(c)	Willow Bend Metropolitan District, Series A, 5.00%, 12/1/39	4,042,375
5,375,000(c)	Willow Bend Metropolitan District, Series A, 5.00%, 12/1/49	4,742,040
755,000(c)	Willow Bend Metropolitan District, Series B, 7.625%, 12/15/49	678,526
	Total Colorado	$ 97,085,660

	Delaware — 0.2%
2,250,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 4.00%, 6/1/52	$ 1,631,362
1,380,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 4.00%, 6/1/57	961,612
	Total Delaware	$ 2,592,974

	District of Columbia — 0.5%
845,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/32	$ 863,379
1,500,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/42	1,492,395
1,165,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/47	1,121,499
1,835,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/52	1,759,508
710,000	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40	726,294
	Total District of Columbia	$ 5,963,075

	Florida — 1.4%
500,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/43	$ 40,000
750,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/53	60,000
500,000(d)	Capital Trust Agency, Inc., Series B, 5.25%, 7/1/48	40,000
850,000	County of Lake, 5.00%, 1/15/54 (144A)	769,590
270,000	County of Lake, Imagine South Lake Charter School Project, 5.00%, 1/15/29 (144A)	269,714
1,250,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/39 (144A)	1,248,975
2,350,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/49 (144A)	2,149,122
300,000	Florida Development Finance Corp., Glenridge On Palmer Ranch Project, 5.00%, 6/1/31 (144A)	287,787
13,475,000	Florida Development Finance Corp., Glenridge On Palmer Ranch Project, 5.00%, 6/1/51 (144A)	10,267,680
The accompanying notes are an integral part of these financial statements.
46Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Florida — (continued)
225,000	Florida Development Finance Corp., The Glenridge On Palmer Ranch Project, 5.00%, 6/1/35 (144A)	$ 203,785
2,500,000	Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai, 4.25%, 6/1/56	1,697,025
2,000,000	Village Community Development District No 15, 5.25%, 5/1/54 (144A)	1,950,260
	Total Florida	$ 18,983,938

	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce Authority, Asset-Backed, 5.625%, 6/1/47	$ 1,046,331
	Total Guam	$ 1,046,331

	Illinois — 7.3%
1,650,000	Chicago Board of Education, 5.75%, 4/1/35	$ 1,735,025
8,010,000	Chicago Board of Education, 6.00%, 4/1/46	8,343,697
12,170,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/42	11,601,904
1,000,000(c)	Chicago Board of Education, Series A, 7.00%, 12/1/46 (144A)	1,061,500
8,000,000(c)	Chicago Board of Education, Series B, 6.50%, 12/1/46	8,350,240
2,035,000(c)	Chicago Board of Education, Series C, 5.00%, 12/1/34	2,053,376
1,415,000(c)	Chicago Board of Education, Series C, 5.25%, 12/1/39	1,396,732
11,655,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/46	11,419,802
20,000,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/46	19,464,200
2,095,000(c)	Chicago Board of Education, Series H, 5.00%, 12/1/46	1,983,022
4,050,000	City of Plano Special Service Area No. 3 & No. 4, 4.00%, 3/1/35	4,051,904
4,050,000(d)	Illinois Finance Authority, Series 2, 6.00%, 11/15/36	3,240,000
1,591,212(b)	Illinois Finance Authority, Cabs Clare Oaks Project, Series B1, 11/15/52	111,385
2,520,597(d)(e)	Illinois Finance Authority, Clare Oaks Project, Series 3, 4.00%, 11/15/52	1,764,418
12,160,000	Southwestern Illinois Development Authority, 5.00%, 6/1/53	11,204,832
1,415,000(d)	Southwestern Illinois Development Authority, Village of Sauget Project, 5.625%, 11/1/26	1,061,250
3,040,000	Village of Lincolnwood, Series A, 4.82%, 1/1/41 (144A)	2,726,394
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2347

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Illinois — (continued)
2,165,000	Village of Matteson, 6.50%, 12/1/35	$ 2,204,316
1,639,000	Village of Volo IL Special Service Area No. 17, 5.50%, 3/1/47	1,582,684
	Total Illinois	$ 95,356,681

	Indiana — 7.8%
8,230,000	City of Anderson, 5.375%, 1/1/40 (144A)	$ 6,670,744
580,000	City of Evansville, Silver Birch Evansville Project, 4.80%, 1/1/28	555,048
6,475,000	City of Evansville, Silver Birch Evansville Project, 5.45%, 1/1/38	5,346,796
600,000	City of Fort Wayne, 5.125%, 1/1/32	528,840
4,665,000	City of Fort Wayne, 5.35%, 1/1/38	3,786,301
24,990,000	City of Hammond, Custodial Receipts Cabelas Project, 7.50%, 2/1/29 (144A)	24,029,634
1,025,000	City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34	976,835
7,825,000	City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37	7,214,885
1,075,000	City of Lafayette, Glasswater Creek Lafayette Project, 5.60%, 1/1/33	1,053,629
6,000,000	City of Lafayette, Glasswater Creek Lafayette Project, 5.80%, 1/1/37	5,893,860
800,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.10%, 1/1/32 (144A)	747,808
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.375%, 1/1/38 (144A)	4,793,341
4,560,000	City of Terre Haute, 5.35%, 1/1/38	3,644,170
5,190,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.125%, 7/1/37	5,132,183
2,830,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.375%, 7/1/47	2,621,627
1,975,000	Indiana Finance Authority, Sanders Glen Project, Series A, 4.25%, 7/1/43	1,636,189
2,020,000	Indiana Finance Authority, Sanders Glen Project, Series A, 4.50%, 7/1/53	1,648,482
11,985,000	Indiana Housing & Community Development Authority, Series A, 5.00%, 1/1/39 (144A)	9,212,510
The accompanying notes are an integral part of these financial statements.
48Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Indiana — (continued)
8,340,000	Indiana Housing & Community Development Authority, Evergreen Village Bloomington Project, 5.50%, 1/1/37	$ 7,206,594
10,220,000	Town of Plainfield Multifamily Housing Revenue, 5.375%, 9/1/38	9,707,876
	Total Indiana	$ 102,407,352

	Kansas — 1.0%
400,000	Kansas Development Finance Authority, Series A, 5.25%, 11/15/33	$ 353,888
15,405,000	Kansas Development Finance Authority, Series A, 5.25%, 11/15/53	11,302,186
2,500,000	Kansas Development Finance Authority, Series A, 5.50%, 11/15/38	2,080,750
	Total Kansas	$ 13,736,824

	Maryland — 0.1%
900,000	Maryland Health & Higher Educational Facilities Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 902,178
	Total Maryland	$ 902,178

	Massachusetts — 1.3%
7,790,000	Massachusetts Development Finance Agency, Series A, 5.00%, 7/1/44	$ 7,370,976
635,502(d)	Massachusetts Development Finance Agency, Adventcare Project, 7.625%, 10/15/37	64
1,661,444(d)	Massachusetts Development Finance Agency, Adventcare Project, Series A, 6.75%, 10/15/37 (144A)	166
1,250,000	Massachusetts Development Finance Agency, International Charter School, 5.00%, 4/15/40	1,257,637
4,500,000	Massachusetts Development Finance Agency, Linden Ponds, 5.125%, 11/15/46 (144A)	4,506,345
4,000,000	Massachusetts Development Finance Agency, Lowell General Hospital, Series G, 5.00%, 7/1/44	3,717,400
	Total Massachusetts	$ 16,852,588

	Michigan — 2.3%
8,490,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 7,532,073
1,250,000	Flint Hospital Building Authority, Hurley Medical Center, Series A, 5.25%, 7/1/39	1,221,100
5,485,000	Flint International Academy, 5.75%, 10/1/37	5,485,000
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	5,816,039
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2349

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Michigan — (continued)
4,000,000(e)	Michigan Strategic Fund, Series B, 7.50%, 11/1/41	$ 4,096,280
7,100,000(e)	Michigan Strategic Fund, Michigan Department Offices Lease, Series B, 7.75%, 3/1/40	6,130,211
	Total Michigan	$ 30,280,703

	Minnesota — 2.1%
1,310,000	City of Bethel, 6.00%, 7/1/57	$ 1,143,460
4,210,000	City of Bethel, Series A, 5.00%, 7/1/48	3,828,785
1,000,000	City of Bethel, Series A, 5.00%, 7/1/53	875,890
2,440,000	City of Brooklyn Park, Prairie Seeds Academy Project, Series A, 5.00%, 3/1/34	2,300,359
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project, Series A, 5.00%, 3/1/39	1,713,420
3,515,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.00%, 7/1/55	3,587,971
400,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.25%, 7/1/37	389,564
1,500,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.50%, 7/1/50	1,449,450
1,500,000(d)	City of Rochester, Rochester Math & Science Academy, Series A, 5.125%, 9/1/38	1,398,915
3,145,000(d)	City of Rochester, Rochester Math & Science Academy, Series A, 5.25%, 9/1/43	2,645,448
6,080,000(d)	City of Rochester, Rochester Math & Science Academy, Series A, 5.375%, 9/1/50	4,932,582
2,000,000	Housing & Redevelopment Authority of The City of St. Paul Minnesota, Great River School Project, Series A, 5.50%, 7/1/52 (144A)	2,051,160
1,300,000	Housing & Redevelopment Authority of The City of St. Paul Minnesota, St. Paul City School Project, Series A, 5.00%, 7/1/36	1,362,959
	Total Minnesota	$ 27,679,963

	Missouri — 0.2%
200,000	Kansas City Industrial Development Authority, Series A, 4.25%, 4/1/26 (144A)	$ 194,126
1,000,000	Kansas City Industrial Development Authority, Series A, 5.00%, 4/1/36 (144A)	910,520
2,300,000	Kansas City Industrial Development Authority, Series A, 5.00%, 4/1/46 (144A)	1,949,457
	Total Missouri	$ 3,054,103

The accompanying notes are an integral part of these financial statements.
50Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Nevada — 0.1%
1,135,000	City of Las Vegas Special Improvement District No 611, Sunstone Phase I and II, 4.125%, 6/1/50	$ 903,074
	Total Nevada	$ 903,074

	New Jersey — 0.8%
1,255,000	New Jersey Economic Development Authority, Series A, 5.25%, 10/1/38 (144A)	$ 1,140,908
1,215,000	New Jersey Economic Development Authority, Charter Hatikvah International Academy, Series A, 5.25%, 7/1/37 (144A)	1,116,524
2,500,000	New Jersey Economic Development Authority, Charter Hatikvah International Academy, Series A, 5.375%, 7/1/47 (144A)	2,204,650
7,205,000	New Jersey Economic Development Authority, Marion P. Thomas Charter School, Inc., Project, Series A, 5.375%, 10/1/50 (144A)	6,287,732
	Total New Jersey	$ 10,749,814

	New Mexico — 1.3%
16,135,000(e)	County of Otero, Otero County Jail Project, Certificate Participation, 9.00%, 4/1/28	$ 15,650,950
1,750,000	Lower Petroglyphs Public Improvement District, 5.00%, 10/1/48	1,558,515
	Total New Mexico	$ 17,209,465

	New York — 16.3%
375,000(d)	Buffalo & Erie County Industrial Land Development Corp., 5.00%, 10/1/28 (144A)	$ 382,226
4,150,000(d)	Buffalo & Erie County Industrial Land Development Corp., 5.00%, 10/1/38 (144A)	4,089,991
6,175,000	Chautauqua Tobacco Asset Securitization Corp., 5.00%, 6/1/48	5,659,696
9,250,000	Dutchess County Local Development Corp., Health Quest Systems Inc., Series B, 5.00%, 7/1/46	8,903,125
10,000,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp., Asset-Backed, Series A, 5.00%, 6/1/45	7,997,780
22,015,000	Nassau County Tobacco Settlement Corp., Asset-Backed, Series A-3, 5.00%, 6/1/35	20,264,367
15,020,000	Nassau County Tobacco Settlement Corp., Asset-Backed, Series A-3, 5.125%, 6/1/46	13,612,476
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2351

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	New York — (continued)
6,735,000	New York Counties Tobacco Trust IV, Series A, 5.00%, 6/1/42	$ 6,256,276
20,700,000	New York Counties Tobacco Trust IV, Series A, 6.25%, 6/1/41 (144A)	20,700,000
32,420,000	New York Counties Tobacco Trust IV, Settlement pass through, Series A, 5.00%, 6/1/45	29,734,003
51,600,000(b)	New York Counties Tobacco Trust V, Capital Appreciation Pass Through, Series S-4A, 6/1/60 (144A)	2,307,552
440,000	New York Counties Tobacco Trust VI, Series A-2B, 5.00%, 6/1/45	411,167
18,745,000	New York Counties Tobacco Trust VI, Settlement pass through, Series A-2B, 5.00%, 6/1/51	17,072,009
2,625,000	Riverhead Industrial Development Agency, 7.65%, 8/1/34	2,626,654
2,250,000	TSASC, Inc., Series B, 5.00%, 6/1/25	2,285,595
26,890,000	TSASC, Inc., Series B, 5.00%, 6/1/45	25,467,519
29,980,000	TSASC, Inc., Series B, 5.00%, 6/1/48	28,066,676
14,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project, 4.50%, 7/1/56 (144A)	9,500,120
5,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project, 5.00%, 7/1/36 (144A)	4,420,800
	Total New York	$ 213,322,101

	Ohio — 4.2%
50,200,000	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B2, 5.00%, 6/1/55	$ 45,887,318
3,000,000	County of Muskingum, Genesis Healthcare System Project , 5.00%, 2/15/44	2,719,650
2,250,000	County of Muskingum, Genesis Healthcare System Project , 5.00%, 2/15/48	1,959,030
980,000	Ohio Housing Finance Agency, Sanctuary Springboro Project, 5.125%, 1/1/32 (144A)	828,776
5,275,000	Ohio Housing Finance Agency, Sanctuary Springboro Project, 5.45%, 1/1/38 (144A)	4,145,464
	Total Ohio	$ 55,540,238

	Pennsylvania — 4.7%
1,000,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.125%, 10/15/37	$ 976,510
2,535,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.25%, 10/15/47	2,268,267
The accompanying notes are an integral part of these financial statements.
52Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Pennsylvania — (continued)
8,465,000	Delaware County Industrial Development Authority, Chester Charter School Arts Project, Series A, 5.125%, 6/1/46 (144A)	$ 8,709,384
1,205,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/32 (144A)	1,210,543
2,290,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/42 (144A)	2,135,471
3,335,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/52 (144A)	2,913,523
1,660,000	Philadelphia Authority for Industrial Development, 5.125%, 6/1/38 (144A)	1,679,173
3,500,000	Philadelphia Authority for Industrial Development, 5.25%, 6/1/48 (144A)	3,451,560
4,370,000	Philadelphia Authority for Industrial Development, 5.375%, 6/1/53 (144A)	4,261,493
9,435,000	Philadelphia Authority for Industrial Development, 5.50%, 6/1/49 (144A)	9,550,201
925,000	Philadelphia Authority for Industrial Development, Series A, 5.00%, 11/15/31	906,740
4,055,000	Philadelphia Authority for Industrial Development, 2800 American Street Co. Project, Series A, 5.625%, 7/1/48 (144A)	3,961,613
8,295,000	Philadelphia Authority for Industrial Development, Global Leadership Academy Charter School Project, Series A, 5.00%, 11/15/50	7,121,175
2,200,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A, 6.50%, 6/1/45	2,070,574
2,940,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Project, Series A, 6.625%, 6/1/50	2,785,797
255,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.00%, 6/15/32	250,456
1,045,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.125%, 6/15/42	964,901
970,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.25%, 6/15/52	842,998
1,020,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.375%, 6/15/57	881,933
2,000,000	Philadelphia Authority for Industrial Development, Tacony Academy Charter school Project, 5.00%, 6/15/33 (144A)	1,973,740
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2353

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Pennsylvania — (continued)
1,500,000	Philadelphia Authority for Industrial Development, Tacony Academy Charter school Project, 5.375%, 6/15/38 (144A)	$ 1,449,015
1,750,000	Philadelphia Authority for Industrial Development, Tacony Academy Charter school Project, 5.50%, 6/15/43 (144A)	1,673,245
	Total Pennsylvania	$ 62,038,312

	Puerto Rico — 2.5%
10,689,000(c)	Commonwealth of Puerto Rico, Series A1, 4.00%, 7/1/46	$ 8,861,074
5,745,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, 5.00%, 7/1/47 (144A)	5,497,850
6,685,000	Puerto Rico Electric Power Authority, Series AAA, 5.25%, 7/1/24	1,704,675
3,535,000	Puerto Rico Electric Power Authority, Series CCC, 4.80%, 7/1/28	901,425
1,285,000	Puerto Rico Electric Power Authority, Series CCC, 5.00%, 7/1/24	327,675
3,735,000	Puerto Rico Electric Power Authority, Series DDD, 5.00%, 7/1/24	952,425
3,315,000	Puerto Rico Electric Power Authority, Series TT, 5.00%, 7/1/24	845,325
1,000,000	Puerto Rico Electric Power Authority, Series WW, 5.00%, 7/1/28	255,000
1,130,000	Puerto Rico Electric Power Authority, Series ZZ, 4.75%, 7/1/27	288,150
9,310,000	Puerto Rico Highway & Transportation Authority, Series A, 5.00%, 7/1/62	9,158,713
4,000,000	Puerto Rico Highway & Transportation Authority, Series A, 5.85%, 3/1/27	4,008,000
665,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Series A, 5.20%, 7/1/24	669,575
	Total Puerto Rico	$ 33,469,887

	Rhode Island — 0.2%
2,065,000(d)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB, Series 2019, 3.078%, 9/1/47 (144A)	1,712,120
	Total Rhode Island	$ 2,083,820

The accompanying notes are an integral part of these financial statements.
54Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Tennessee — 0.1%
1,095,000	Metropolitan Government Nashville & Davidson County Industrial Development Board, 4.00%, 6/1/51 (144A)	$ 856,575
	Total Tennessee	$ 856,575

	Texas — 4.7%
325,000	Arlington Higher Education Finance Corp., 3.50%, 3/1/24 (144A)	$ 322,670
16,875,000	Arlington Higher Education Finance Corp., 5.45%, 3/1/49 (144A)	17,347,331
100,000	Arlington Higher Education Finance Corp., Series A, 5.875%, 3/1/24	100,279
525,000	Arlington Higher Education Finance Corp., Series A, 6.625%, 3/1/29	531,048
375,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.00%, 3/1/34	377,993
7,030,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.125%, 3/1/44	6,744,582
160,000	City of Celina, 5.50%, 9/1/24	160,390
990,000	City of Celina, 6.00%, 9/1/30	994,742
2,520,000	City of Celina, 6.25%, 9/1/40	2,544,268
16,755,000(e)	Greater Texas Cultural Education Facilities Finance Corp., 9.00%, 2/1/50 (144A)	14,951,324
3,335,000(e)	Greater Texas Cultural Education Facilities Finance Corp., Series B, 9.00%, 2/1/33 (144A)	3,292,179
100,000(f)	La Vernia Higher Education Finance Corp., Meridian World School, Series A, 5.25%, 8/15/35 (144A)	101,100
2,000,000(f)	La Vernia Higher Education Finance Corp., Meridian World School, Series A, 5.50%, 8/15/45 (144A)	2,026,580
1,250,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series C, 5.50%, 7/1/46	562,500
1,000,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series C, 5.75%, 7/1/51	450,000
75,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series D, 6.00%, 7/1/26	30,000
1,350,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series D, 7.00%, 7/1/51	540,000
17,350,000(d)	Sanger Industrial Development Corp., Texas Pellets Project, Series B, 8.00%, 7/1/38	4,272,437
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2355

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Texas — (continued)
8,142,447(d)	Tarrant County Cultural Education Facilities Finance Corp., Series A, 5.75%, 12/1/54	$ 5,292,591
1,000,000(e)	Texas Midwest Public Facility Corp., Secure Treatment Facility Project, Restructured, 0.01%, 12/1/30	676,930
	Total Texas	$ 61,318,944

	Virginia — 5.2%
4,285,000	Cherry Hill Community Development Authority, Potomac Shores Project, 5.40%, 3/1/45 (144A)	$ 4,141,453
17,925,000	Tobacco Settlement Financing Corp., Series 1, 6.706%, 6/1/46	15,325,875
41,495,000	Tobacco Settlement Financing Corp., Series B1, 5.00%, 6/1/47	37,897,383
5,905,000(e)	Tobacco Settlement Financing Corp., Series B2, 5.20%, 6/1/46	5,676,358
14,000,000(b)	Tobacco Settlement Financing Corp., Series D, 6/1/47	3,569,440
2,000,000	Virginia Small Business Financing Authority, Transform 66-P3 Project, 5.00%, 12/31/52	1,961,640
	Total Virginia	$ 68,572,149

	Wisconsin — 3.3%
2,500,000	Public Finance Authority, American Preparatory Academy - Las Vegas Project, Series A, 5.125%, 7/15/37 (144A)	$ 2,408,250
1,550,000	Public Finance Authority, Community School of Davidson Project, 5.00%, 10/1/33	1,534,872
5,905,000	Public Finance Authority, Community School of Davidson Project, 5.00%, 10/1/48	5,363,511
1,590,000	Public Finance Authority, Coral Academy Science Las Vegas, Series A, 5.625%, 7/1/44	1,610,288
370,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/29 (144A)	363,407
1,710,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/39 (144A)	1,564,257
2,660,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/50 (144A)	2,251,105
400,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/36 (144A)	349,588
700,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/51 (144A)	484,169
2,280,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/61 (144A)	1,441,097
335,000	Public Finance Authority, Coral Academy Science Reno, Series A, 5.375%, 6/1/37 (144A)	315,406
The accompanying notes are an integral part of these financial statements.
56Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Wisconsin — (continued)
900,000	Public Finance Authority, Coral Academy Science Reno, Series A, 5.875%, 6/1/52 (144A)	$ 829,089
1,565,000	Public Finance Authority, Coral Academy Science Reno, Series A, 6.00%, 6/1/62 (144A)	1,423,727
9,310,000	Public Finance Authority, Gardner Webb University, 5.00%, 7/1/31 (144A)	9,628,402
225,000	Public Finance Authority, Lead Academy Project, Series A, 4.25%, 8/1/26 (144A)	221,371
2,000,000	Public Finance Authority, Lead Academy Project, Series A, 5.00%, 8/1/36 (144A)	2,047,740
2,500,000	Public Finance Authority, Lead Academy Project, Series A, 5.125%, 8/1/46 (144A)	2,519,025
230,000	Public Finance Authority, Quality Education Academy Project, Series A, 5.25%, 7/15/33 (144A)	224,866
690,000	Public Finance Authority, Quality Education Academy Project, Series A, 6.00%, 7/15/43 (144A)	669,272
640,000	Public Finance Authority, Quality Education Academy Project, Series A, 6.25%, 7/15/53 (144A)	621,741
1,175,000	Public Finance Authority, Quality Education Academy Project, Series A, 6.50%, 7/15/63 (144A)	1,144,650
2,000,000	Public Finance Authority, Searstone CCRC Project, 4.00%, 6/1/41 (144A)	1,455,520
1,500,000	Public Finance Authority, SearStone CCRC Project, Series A, 5.00%, 6/1/37 (144A)	1,353,795
2,500,000	Public Finance Authority, SearStone CCRC Project, Series A, 5.00%, 6/1/52 (144A)	1,919,200
10,640,000(b)(d)	Public Finance Authority, Springshire Pre Development Project, 9/30/23 (144A)	1,064,000
	Total Wisconsin	$ 42,808,348

	Total Municipal Bonds (Cost $1,422,941,413)	$1,257,992,563

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2357

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
Debtors in Possession Financing — 0.7% of Net Assets#
Retirement Housing — 0.7%
9,000,000 +^	Springshire Retirement LLC - Promissory Note, 9.00%, 9/30/23	$ 9,000,000
	Total Retirement Housing	$ 9,000,000

	TOTAL DEBTORS IN POSSESSION FINANCING (Cost $9,000,000)	$ 9,000,000

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.5% (Cost $1,431,941,413)	$1,266,992,563
	OTHER ASSETS AND LIABILITIES — 3.5%	$ 45,797,123
	net assets — 100.0%	$1,312,789,686

AGM	Assured Guaranty Municipal Corp.
RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at August 31, 2023.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At August 31, 2023, the value of these securities amounted to $395,310,595, or 30.1% of net assets.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Represents a General Obligation Bond.
(d)	Security is in default.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2023.
(f)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
+	Security is valued using significant unobservable inputs (Level 3).
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Springshire Retirement LLC - Promissory Note	12/1/2021	$9,000,000	$9,000,000
% of Net assets			0.7%
The accompanying notes are an integral part of these financial statements.
58Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:
Revenue Bonds:
Tobacco Revenue	26.6%
Health Revenue	22.7
Education Revenue	22.2
Development Revenue	11.0
Water Revenue	2.4
Facilities Revenue	1.8
Transportation Revenue	1.5
Other Revenue	1.0
Power Revenue	0.4
Industrial Revenue	0.3
Utilities Revenue	0.1
Pollution Control Revenue	0.1
90.1%
General Obligation Bonds:	9.9%
100.0%
Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2023, aggregated $524,328,731 and $742,804,804, respectively.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments).
The following is a summary of the inputs used as of August 31, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,257,992,563	$ —	$1,257,992,563
Debtors in Possession Financing	—	—	9,000,000	9,000,000
Total Investments in Securities	$ —	$ 1,257,992,563	$ 9,000,000	$ 1,266,992,563
During the year ended August 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2359

Statement of Assets and Liabilities  |  8/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,431,941,413)	$1,266,992,563
Cash	12,678,346
Receivables —
Investment securities sold	6,290,783
Proceeds from contributions	6,362,186
Interest	25,048,197
Other assets	311,500
Total assets	$1,317,683,575
LIABILITIES:
Payables —
Value of withdrawals	$ 4,713,325
Trustees' fees	15,069
Administrative expenses	55,346
Accrued expenses	110,149
Total liabilities	$ 4,893,889
NET ASSETS:
Paid-in capital	$1,375,943,097
Distributable earnings (loss)	(63,153,411)
Net assets	$1,312,789,686
The accompanying notes are an integral part of these financial statements.
60Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Statement of Operations FOR THE YEAR ENDED 8/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$77,535,278
Total Investment Income		$ 77,535,278
EXPENSES:
Administrative expenses	$ 91,966
Transfer agent fees	1,599
Custodian fees	17,480
Professional fees	151,377
Printing expense	3,530
Officers' and Trustees' fees	85,651
Miscellaneous	2,119
Total expenses		$ 353,722
Net investment income		$ 77,181,556
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (71,900,401)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (49,144,124)
Net realized and unrealized gain (loss) on investments		$(121,044,525)
Net decrease in net assets resulting from operations		$ (43,862,969)
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2361

Statements of Changes in Net Assets
	Year Ended 8/31/23	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 77,181,556	$ 84,276,467
Net realized gain (loss) on investments	(71,900,401)	(49,557,811)
Change in net unrealized appreciation (depreciation) on investments	(49,144,124)	(223,692,236)
Net decrease in net assets resulting from operations	$ (43,862,969)	$ (188,973,580)
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$ 514,947,243	$ 821,599,552
Value of withdrawals	(777,581,636)	(1,068,188,723)
Net decrease in net assets resulting from capital transactions	$ (262,634,393)	$ (246,589,171)
Net decrease in net assets	$ (306,497,362)	$ (435,562,751)
NET ASSETS:
Beginning of year	$1,619,287,048	$ 2,054,849,799
End of year	$1,312,789,686	$ 1,619,287,048
The accompanying notes are an integral part of these financial statements.
62Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Financial Highlights
	Year Ended 8/31/23	Year Ended 8/31/22	12/21/20 to 8/31/21*
Total return	(2.71)%	(9.34)%	6.30%(a)
Ratio of net expenses to average net assets	0.02%	0.02%	0.02%(b)
Ratio of net investment income (loss) to average net assets	5.35%	4.47%	3.07%(b)
Portfolio turnover rate	37%	38%	11%(a)(c)
Net assets, end of period (in thousands)	$1,312,790	$1,619,287	$2,054,850
*	The Portfolio commenced operations on December 21, 2020.
(a)	Not annualized.
(b)	Annualized.
(c)	The portfolio turnover rate excludes purchases and sales from the transfer of assets from Pioneer High Income Municipal Fund (see note 1).
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2363

Notes to Financial Statements  |  8/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2023, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At August 31, 2023, Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio and Pioneer MAP - High Income Municipal Fund owned approximately 0.001% of the Portfolio. On December 21, 2020, the Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Portfolio’s placement agent.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies.
64Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Rule 18f-4 permits portfolios to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a portfolio, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on portfolio leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.	Security Valuation
Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2365

fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities to its investors in proportion to their investment in the Portfolio.
C.	Federal Income Taxes
The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.
66Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
D.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments and negatively impact the Portfolio's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2367

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities").
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial
68Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Portfolio invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Portfolio will be more susceptible to associated risks and developments.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Portfolio's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Portfolio's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2369

or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Portfolio's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Portfolio's performance.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of investors in the Portfolio to purchase or withdraw interests in the Portfolio, loss of or unauthorized access to private investor information and violations of applicable privacy and
70Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
E.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at August 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio's portfolio. The Portfolio does not pay a management fee under the Portfolio's investment advisory agreement with the Adviser.
3. Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended August 31, 2023, the Portfolio paid $85,651 in Officers' and Trustees’ compensation, which is reflected on the Statement of Operations as Officers' and Trustees’ fees. At August 31, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $15,069 and a payable for administrative expenses of $55,346, which includes the payable for Officers' compensation.
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2371

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates.
72Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Core Trust I and the Shareholders of Pioneer High Income Municipal Portfolio:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Portfolio (the “Fund”) (one of the funds constituting Pioneer Core Trust I (the “Trust”)), including the schedule of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended August 31, 2023 and the period from December 21, 2020 (commencement of operations) through August 31, 2021 and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Core Trust I) at August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended August 31, 2023 and the period from December 21, 2020 (commencement of operations) through August 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/2373

effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
October 30, 2023
74Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing
Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23 75

arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee reviewed the operation of the Portfolio's Highly Liquid Investment Minimum ("HLIM").  The Committee also reviewed the methodology for determining the Portfolio's HLIM.  The Committee determined that no adjustment to the Portfolio's HLIM was required.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
76Pioneer High Income Municipal Portfolio | Annual Report | 8/31/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s and Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund and Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund and Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Registration Statement of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2377

Independent Trustees
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
78Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer High Income Municipal Fund | Annual Report | 8/31/2379

Independent Trustees (continued)
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
80Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer High Income Municipal Fund | Annual Report | 8/31/2381

Interested Trustees
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
82Pioneer High Income Municipal Fund | Annual Report | 8/31/23

Portfolio Officers
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2006. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2006. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2006. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer High Income Municipal Fund | Annual Report | 8/31/2383

Portfolio Officers (continued)
Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022 Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
84Pioneer High Income Municipal Fund | Annual Report | 8/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 21203-16-1023

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $62,049 payable to Ernst & Young LLP for the year ended August 31, 2023 and $59,663 for the year ended August 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $9,763 payable to Ernst & Young LLP for the year ended August 31, 2023 and $3,546 for the year ended August 31, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $24,587 and $17,877 during the fiscal years ended August 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

•  AICPA attest and agreed-upon procedures

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories

•  A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

•  A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1.  Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2.  Financial information systems design and implementation*

3.  Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4.  Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5.  Internal audit outsourcing services*

6.  Management functions or human resources

7.  Broker or dealer, investment advisor, or investment banking services

8.  Legal services and expert services unrelated to the audit

9.  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2023 and 2022. there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $24,587 and $17,877 during the fiscal years ended August 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 7, 2023

*	Print the name and title of each signing officer under his or her signature.